Exhibit 23
                                                                     ----------




           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 333-105662 of Rite Aid Corporation on Form S-8 of our report dated June 17, 2004, appearing in this Annual Report on Form 11-K of the Rite Aid 401(k) Distribution Employees Savings Plan for the year ended December 31, 2003.


/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
June 24, 2004